UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. __) Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐ Check the appropriate box: ☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☒ Definitive Additional Materials ☐ Soliciting Material under §240.14a-12 SoFi Technologies, Inc. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check all boxes that apply): ☒ No fee required. ☐ Fee paid previously with preliminary materials. ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V68344-P28677 SOFI TECHNOLOGIES, INC. 234 1ST STREET SAN FRANCISCO, CALIFORNIA 94105 SOFI TECHNOLOGIES, INC. 2025 Annual Meeting Vote by May 27, 2025 8:59 p.m. PT (11:59 p.m. ET) You invested in SOFI TECHNOLOGIES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 28, 2025. Vote Virtually at the Meeting* May 28, 2025 7:00 a.m., Pacific Time (10:00 a.m. Eastern Time) Virtually at: www.virtualshareholdermeeting.com/SOFI2025 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 7, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V68345-P28677 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors. Nominees: 1a. Ruzwana Bashir For 1b. William Borden For 1c. Steven Freiberg For 1d. Dana Green For 1e. John Hele For 1f. Tom Hutton For 1g. Clara Liang For 1h. Gary Meltzer For 1i. Anthony Noto For 1j. Magdalena Yeşil For 2. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers. For 3. To ratify the selection of Deloitte & Touche LLP by the Audit Committee of the Board of Directors as the independent registered public accounting firm of the Company for its year ending December 31, 2025. For